SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant Under §240.14a-12

Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

XYLEM INC.

2023 Annual Meeting
Vote by May 17, 2023 11:59 PM ET.
For shares held in a Xylem employee retirement savings plan,
Vote by May 15, 2023 11:59 PM ET.



xylem
Let's Solve Water

XYLEM INC.
301 WATER STREET SE
WASHINGTON, DC 20003

V03246-P87411-Z84411

You invested in XYLEM INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 18, 2023.**

Get informed before you vote

View the 2023 Notice and Proxy Statement and 2022 Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2023
8:00 a.m. (ET)

Virtually at:
www.virtualshareholdermeeting.com/XYL2023

*To vote your shares during the virtual Annual Meeting, you will need your unique control number indicated above.
Please check the meeting materials for more information, including any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of ten members of the Xylem Inc. Board of Directors.	
	Nominees:	
1a.	Jeanne Beliveau-Dunn	For
1b.	Patrick K. Decker	For
1c.	Earl R. Ellis	For
1d.	Robert F. Friel	For
1e.	Victoria D. Harker	For
1f.	Steven R. Loranger	For
1g.	Mark D. Morelli	For
1h.	Jerome A. Peribere	For
1i.	Lila Tretikov	For
1j.	Uday Yadav	For
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
3.	Advisory vote to approve the compensation of our named executive officers.	For
4.	Shareholder proposal requesting a policy requiring an independent board chair, if properly presented at the meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V03247-P87411-Z84411